CONTINGENCIES AND COMMITMENTS	12 Months Ended
Aug. 31, 2025
Disclosure of contingent liabilities [abstract]
CONTINGENCIES AND COMMITMENTS [Text Block]

12. CONTINGENCIES AND COMMITMENTS

The Company's remaining minimum payments under its office and equipment lease agreements in Canada and South Africa total approximately $0.3 million to February 2029.

From period end the Company's aggregate commitments are as follows:

Payments Due by Year
	< 1 Year	1 - 3 Years	4 - 5 Years	> 5 Years	Total
Lease Obligations	$105	$232	$-	$-	$337
Environmental Bonds	48	143	95	-	286
Totals	$153	$375	$95	$-	$623

Africa Wide Legal Action - Dismissed

On April 26, 2018, a transaction was completed selling 100% of the share interests in Maseve Investments 11 (Pty) Ltd. ("Maseve") to Royal Bafokeng Platinum Limited ("RBPlat") in a transaction valued at approximately $74.0 million.  Maseve owned and operated the Maseve Mine.  Africa Wide Mineral Prospecting and Exploration Proprietary Limited ("Africa Wide"), a subsidiary of Wesizwe Platinum Ltd., was required to simultaneously sell its 17.1% interest together with the Company's 82.9% interest in Maseve.

In September 2018, Africa Wide instituted legal proceedings in South Africa against PTM RSA, RBPlat and Maseve seeking to set aside the sale of Maseve.  A series of trials began in the High Court of South Africa in October 2021, and culminated in a final decision dismissing Africa Wide's claim by the South Africa Supreme Court of Appeal on November 10, 2022.  Africa Wide was ordered to make payment of the costs.  On February 4, 2024, Africa Wide paid the Company R2.99 million (approximately $159 on that date), which was credited against legal fees in general and administration expenses for the previous fiscal year.